Exhibit 10.4

SUBORDINATION AGREEMENT, dated as of November 9, 2005, by and among Acura Pharmaceuticals, Inc., a New York corporation (the "Company"), the legal and beneficial holders of the Watson Note (the "Watson Holders"), the holders of the June 2005 Notes (the "June 2005 Lenders"), the holders of the September 2005 Notes (the “September 2005 Lenders”), the holders of the November 2005 Notes (the “November 2005 Lenders”), Galen Partners III, L.P., a Delaware limited partnership, as agent for the Watson Holders, the June 2005 Lenders, the September 2005 Lenders and the November 2005 Lenders (in such capacity, the "Agent") and the Grantors listed on the signature pages hereof.

RECITALS

(A)  Certain capitalized terms used in this Agreement without definition have the meaning ascribed to them in Section 1 below.

(B)  WHEREAS, Watson Pharmaceuticals, Inc., a Nevada corporation ("Watson") and the Company have entered into a Loan Agreement dated March 29, 2000 (such agreement, as supplemented, amended or otherwise modified from time to time, including, without limitation, as amended through the Third Amendment to Loan Agreement dated February 6, 2004, the "Watson Loan Agreement") pursuant to which Watson agreed to extend certain funds to the Company. The Company’s obligation to pay the principal amount of, and interest on, the Watson Term Loan is now evidenced by a secured promissory note dated as of December 20, 2002 (the "Watson Note") which is secured by (i) a lien on and security interest in the Company Personal Property granted pursuant to the Watson Security Agreement dated March 29, 2000 between the Company and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the Watson Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “Watson Assignments”), and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Stock Pledge Agreement").

(C)  WHEREAS, in connection with, and in order to support the obligations of the Company under, the Watson Loan Agreement, each of the Guarantors has guaranteed the Company’s obligations under the Watson Term Loan and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated March 29, 2000 (each such guaranty and all other obligations of each of the Guarantors under the Watson Loan Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "Watson Guaranty"). The Watson Guaranties are secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated March 29, 2000 between the Guarantors and Watson (such agreement, as amended, supplemented, or otherwise modified from time to time, the "Watson Guarantors General Security Agreement"), (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the Watson Guarantors General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “Watson Guarantor Assignments”), and (iii) a mortgage granted by Acura Pharmaceutical Technologies, Inc. to Watson of its Guarantor Mortgage Property (such mortgage, as amended, supplemented, or otherwise modified from time to time, the "Watson Mortgage").

(D)  WHEREAS, the June 2005 Lenders and the Company have entered into a Loan Agreement dated as of June 22, 2005 (such agreement, as amended, supplemented, or otherwise modified from time to time, the "June 2005 Loan Agreement") pursuant to which the Company has issued the June 2005 Notes. The June 2005 Notes are secured by (i) liens and security interests granted pursuant to the Company General Security Agreement dated as of June 22, 2005 between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "June 2005 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the June 2005 Company General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “June 2005 Assignments”), and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "June 2005 Stock Pledge Agreement").

(E)  WHEREAS, as a condition to the June 2005 Lenders’ obligation to lend sums under the June 2005 Loan Agreement and in order to support the Obligations of the Company under the June 2005 Loan Agreement, each of the Guarantors has guaranteed the Company’s Obligations under the June 2005 Notes and the June 2005 Loan Agreement and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated as of June 22, 2005 (each such guaranty and all other obligations of each of the Guarantors under the June 2005 Loan Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "June 2005 Guaranty"). The June 2005 Guaranties are secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated as of June 22, 2005 between the Guarantors and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "June 2005 Guarantors General Security Agreement") and (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the June 2005 Guarantors General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “June 2005 Guarantor Assignments”).

(F)  WHEREAS, the September 2005 Lenders and the Company have entered into a Loan Agreement dated as of September 16, 2005 (such agreement, as amended, supplemented, or otherwise modified from time to time, the "September 2005 Loan Agreement") pursuant to which the Company has agreed to issue the September 2005 Notes. The September 2005 Notes are secured by (i) liens and security interests granted pursuant to the Company General Security Agreement dated as of September 16, 2005 between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "September 2005 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the September 2005 Company General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “September 2005 Assignments”), and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "September 2005 Stock Pledge Agreement").

(G)  WHEREAS, as a condition to the September 2005 Lenders’ obligation to lend sums under the September 2005 Loan Agreement and in order to support the Obligations of the Company under the September 2005 Loan Agreement, each of the Guarantors has guaranteed the Company’s Obligations under the September 2005 Notes and the September 2005 Loan Agreement and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated as of September 16, 2005 (each such guaranty and all other obligations of each of the Guarantors under the September 2005 Loan Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "September 2005 Guaranty"). The September 2005 Guaranties are secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated as of September 16, 2005 between the Guarantors and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "September 2005 Guarantors General Security Agreement") and (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the September 2005 Guarantors General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “September 2005 Guarantor Assignments”).

(H)  WHEREAS, in connection with the execution of the September 2005 Loan Agreement, the Company, Agent, the Watson Holders, the June 2005 Lenders and the September 2005 Lenders entered into a Subordination Agreement dated as of September 16, 2005 (the “September 2005 Subordination Agreement”).

(I)  WHEREAS, the November 2005 Lenders and the Company have entered into a Loan Agreement dated as of the date hereof (such agreement, as amended, supplemented, or otherwise modified from time to time, the "November 2005 Loan Agreement") pursuant to which the Company has agreed to issue the November 2005 Notes. The November 2005 Notes are, or will be, secured by (i) liens and security interests granted pursuant to the Company General Security Agreement dated as of the date hereof between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "November 2005 Company General Security Agreement"), (ii) collateral assignments of the Company Assignable Property pursuant to the November 2005 Company General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “November 2005 Assignments”), and (iii) a lien on and security interest in the Company Investment Property pursuant to a Stock Pledge Agreement between the Company and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "November 2005 Stock Pledge Agreement").

(J)  WHEREAS, as a condition to the November 2005 Lenders’ obligation to lend sums under the November 2005 Loan Agreement and in order to support the Obligations of the Company under the November 2005 Loan Agreement, each of the Guarantors has guaranteed the Company’s Obligations under the November 2005 Notes and the November 2005 Loan Agreement and has undertaken certain additional obligations pursuant to the Continuing Unconditional Secured Guaranty by each Guarantor dated as of as of the date hereof (each such guaranty and all other obligations of each of the Guarantors under the November 2005 Loan Agreement, in each case, as they may be amended, supplemented or otherwise modified from time to time, a "November 2005 Guaranty"). The November 2005 Guaranties are, or will be, secured by (i) a lien on and security interest in the Guarantor Personal Property of each Guarantor granted pursuant to a Guarantors General Security Agreement dated as of the date hereof between the Guarantors and the Agent (such agreement, as amended, supplemented, or otherwise modified from time to time, the "November 2005 Guarantors General Security Agreement") and (ii) collateral assignments of the Guarantor Assignable Property of each Guarantor pursuant to the November 2005 Guarantors General Security Agreement or otherwise (such collateral assignments, as amended, supplemented, or otherwise modified from time to time, collectively the “November 2005 Guarantor Assignments”).

(K)  WHEREAS, it is a condition to closing under the November 2005 Loan Agreement that the parties hereto shall have entered into this Agreement to confirm, among other things, their relative rights with respect to the Company Collateral and the Guarantor Collateral.

NOW THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1. Definitions.  (a) As used herein, the following terms have the following meanings:

"Agent" has the meaning specified in the introductory paragraph of this Agreement.

this "Agreement" means this Subordination Agreement, as it may be supplemented, amended or otherwise modified from time to time.

"Bankruptcy Proceeding" means, in the case of any Grantor, each of the following: (a) any distribution of all or any of the assets of such Grantor upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment, protection, relief or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or relief proceeding or similar case or proceeding under any Federal or state bankruptcy or similar law and (b) any assignment for the benefit of creditors of any other marshalling of the assets and liabilities of such Grantor or otherwise.

"Cash Obligations" means, as at any time, the Obligations of the Company or any Guarantor, as applicable, to the extent then payable in cash.

"Collateral" means, collectively, the Company Collateral and the Guarantor Collateral of all Guarantors.

"Company" has the meaning specified in the introductory paragraph of this Agreement.

"Company Assignable Property" means, collectively, all of the Company’s leases, contracts, patents, copyrights, trademarks and service marks, now owned or existing or hereafter acquired or arising.

"Company Collateral" means, collectively, the Company Personal Property, the Company Assignable Property and Company Investment Property.

"Company Investment Property" means all of the issued and outstanding shares of Acura Pharmaceutical Technologies, Inc. and Axiom Pharmaceutical Corporation.

"Company Personal Property" means all of the Company’s properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising.

"Company Security Documents" means, collectively, the Watson Company Security Documents, the June 2005 Company Security Documents, the September 2005 Company Security Documents and the November 2005 Company Security Documents.

"Grantors" means the Company, Axiom Pharmaceutical Corporation, a Delaware corporation, and Acura Pharmaceutical Technologies, Inc., an Indiana corporation, and each other subsidiary or affiliate of the Company that is or becomes a party to any Security Document or any Guaranty Security Document.

"Guarantors" means Axiom Pharmaceutical Corporation, a Delaware corporation, and Acura Pharmaceutical Technologies, Inc., an Indiana corporation, and each other subsidiary or affiliate of the Company that is or becomes a party to any Security Document.

"Guarantor Assignable Property" means, collectively, in respect of any Guarantor, all of such Guarantor’s leases, contracts, patents, copyrights, trademarks and service marks, now owned or existing or hereafter acquired or arising.

"Guarantor Collateral" means, collectively, in respect of any Guarantor, (a) its Guarantor Personal Property, (b) its Guarantor Assignable Property and (c) if such Guarantor is Acura Pharmaceutical Technologies, Inc., its Guarantor Mortgage Property.

"Guarantor Mortgage Property" means Acura Pharmaceutical Technologies, Inc.’s real property located at 16235 State Road 17, Culver, Indiana.

"Guarantor Personal Property" means, in respect of either Guarantor, all of such Guarantor’s properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising.

"Guarantor Security Documents" means, collectively, the Watson Guarantor Security Documents, the June 2005 Guarantor Security Documents, the September 2005 Guarantor Security Documents and the November 2005 Guarantor Security Documents.

"Guaranty Documents" means, collectively, the Watson Guaranties, the June 2005 Guaranties, the September 2005 Guaranties and the November 2005 Guaranties.

"June 2005 Company General Security Agreement" has the meaning specified in the recitals.

"June 2005 Company Security Documents" means, collectively, the June 2005 Company General Security Agreement, the June 2005 Assignments and the June 2005 Stock Pledge Agreement.

"June 2005 Guarantor Security Documents" means, collectively, the June 2005 Guarantors General Security Agreement and the June 2005 Guarantor Assignments.

"June 2005 Guarantors General Security Agreement" has the meaning specified in the recitals.

"June 2005 Guaranty" has the meaning specified in the recitals.

"June 2005 Lenders" has the meaning specified in the introductory paragraph of this Agreement.

"June 2005 Loan Agreement" has the meaning specified in the recitals.

"June 2005 Loan Maximum Amount" means, at any time, an amount equal to the sum of (a) the aggregate principal amount of all June 2005 Notes then outstanding, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the June 2005 Notes, and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the June 2005 Notes, the June 2005 Loan Agreement, the June 2005 Guaranties, the June 2005 Company Security Documents and the June 2005 Guarantor Security Documents.

"June 2005 Notes" means the Company’s Secured Promissory Notes (as amended, supplemented or otherwise modified from time to time) issued from time to time under the June 2005 Loan Agreement.

"June 2005 Stock Pledge Agreement" has the meaning specified in the recitals.

"Junior Secured Party", as to any item of Collateral, and as to Secured Creditors purporting to have liens on and securities interests in such item under the Security Documents, means one such Secured Creditor whose lien on and security interest in such item (and to the extent such lien on and security interest in such item) is stated in Section 2 hereof to be junior in right to the liens and security interests of one or more such other Secured Creditors on and in such item.

"Obligations" of the Company or any Guarantor means, at any time, any loans, advances, debts, liabilities and obligations of the Company or such Guarantor, (a) in the case of the Company, under the November 2005 Notes, the November 2005 Loan Agreement, the September 2005 Notes, the September 2005 Loan Agreement, the June 2005 Notes, the June 2005 Loan Agreement and the Watson Loan Agreement; and (b) in the case of any Guarantor, under its Watson Guaranty, its November 2005 Guaranty, its September 2005 Guaranty and its June 2005 Guaranty, in each case, whether matured or unmatured, contingent or liquidated and whether for principal, accrued and unpaid interest (including, without limitation, interest accruing after the filing of a petition, or other act, initiating a Bankruptcy Proceeding), accrued and unpaid expenses, indemnities, fees (including attorneys fees and disbursements) or otherwise, whether or not such obligations are due and payable at such time.

"November 2005 Company General Security Agreement" has the meaning specified in the recitals.

"November 2005 Company Security Documents" means, collectively, the November 2005 Company General Security Agreement, the November 2005 Assignments and the November 2005 Stock Pledge Agreement.

"November 2005 Guarantor Security Documents" means, collectively, the November 2005 Guarantors General Security Agreement and the November 2005 Guarantor Assignments.

"November 2005 Guarantors General Security Agreement" has the meaning specified in the recitals.

"November 2005 Guaranty" has the meaning specified in the recitals.

"November 2005 Lenders" has the meaning specified in the introductory paragraph of this Agreement.

"November 2005 Loan Agreement" has the meaning specified in the recitals.

"November 2005 Loan Maximum Amount" means, at any time, an amount equal to the sum of (a) the aggregate principal amount of all November 2005 Notes then outstanding, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the November 2005 Notes, and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the November 2005 Notes, the November 2005 Loan Agreement, the November 2005 Guaranties, the November 2005 Company Security Documents and the November 2005 Guarantor Security Documents.

"November 2005 Notes" means the Company’s Secured Promissory Notes (as amended, supplemented or otherwise modified from time to time) issued from time to time under the November 2005 Loan Agreement.

"November 2005 Stock Pledge Agreement" has the meaning specified in the recitals.

“Required June 2005 Lenders” means June 2005 Lenders holding at least sixty percent (60%) of the outstanding principal amount under the June 2005 Notes.

“Required November 2005 Lenders” means November 2005 Lenders holding at least fifty percent (50%) of the outstanding principal amount under the November 2005 Notes.

“Required Senior Secured Parties” means the Required November 2005 Lenders, the Required September 2005 Lenders and the Required June 2005 Lenders.

“Required September 2005 Lenders” means September 2005 Lenders holding at least sixty percent (60%) of the outstanding principal amount under the September 2005 Notes;

“Required Watson Holders” means Watson Holders holding at least sixty percent (60%) of the outstanding principal amount under the Watson Notes.

"Person" means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Secured Creditors" means the Watson Holders, the June 2005 Lenders, the September 2005 Lenders and the November 2005 Lenders and their respective agents, permitted successors, transferees and assigns, in their respective capacities as the beneficiaries under the Security Documents and the Guaranty Documents, respectively (whether named in such agreement or as an assignee thereof).

"Security Documents" means, collectively, the Company Security Documents and the Guarantor Security Documents.

"Senior Secured Party", as to any item of Collateral, and as to Secured Creditors purporting to have liens on and security interests in such item under the Security Documents, means one such Secured Creditor whose lien on and security interest in such item (and to the extent such lien on and security interest in such item) is stated in Section 2 hereof to be senior and prior in right to the liens and security interests of one or more such other Secured Creditors on and in such item.

"September 2005 Company General Security Agreement" has the meaning specified in the recitals.

"September 2005 Company Security Documents" means, collectively, the September 2005 Company General Security Agreement, the September 2005 Assignments and the September 2005 Stock Pledge Agreement.

"September 2005 Guarantor Security Documents" means, collectively, the September 2005 Guarantors General Security Agreement and the September 2005 Guarantor Assignments.

"September 2005 Guarantors General Security Agreement" has the meaning specified in the recitals.

"September 2005 Guaranty" has the meaning specified in the recitals.

"September 2005 Lenders" has the meaning specified in the introductory paragraph of this Agreement.

"September 2005 Loan Agreement" has the meaning specified in the recitals.

"September 2005 Loan Maximum Amount" means, at any time, an amount equal to the sum of (a) the aggregate principal amount of all September 2005 Notes then outstanding, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the September 2005 Notes, and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the September 2005 Notes, the September 2005 Loan Agreement, the September 2005 Guaranties, the September 2005 Company Security Documents and the September 2005 Guarantor Security Documents.

"September 2005 Notes" means the Company’s Secured Promissory Notes (as amended, supplemented or otherwise modified from time to time) issued from time to time under the September 2005 Loan Agreement.

"September 2005 Stock Pledge Agreement" has the meaning specified in the recitals.

"September 2005 Subordination Agreement" has the meaning specified in the recitals.

"Transaction Documents" means, collectively, (a) this Agreement, (b) the November 2005 Loan Agreement, (c) the November 2005 Notes, (d) the September 2005 Loan Agreement, (e) the September 2005 Notes, (f) the June 2005 Loan Agreement, (g) the June 2005 Notes, (h) the Watson Loan Agreement, (i) the Watson Note, (j) the Security Documents, and (k) the Guaranty Documents.

"Watson" has the meaning specified in the recitals.

"Watson Holders" has the meaning specified in the introductory paragraph of this Agreement.

"Watson Company Security Documents" means, collectively, the Watson Security Agreement, the Watson Assignments and the Watson Stock Pledge Agreement.

"Watson Guarantor Security Documents" means, collectively, the Watson Guarantors General Security Agreement, the Watson Guarantor Assignments and the Watson Mortgage.

"Watson Guaranty" has the meaning specified in the recitals.

"Watson Guarantors General Security Agreement" has the meaning specified in the recitals.

"Watson Loan Agreement" has the meaning specified in the recitals.

"Watson Maximum Amount" means, at any time, an amount equal to the sum of (a) $5,000,000, (b) without duplication, the aggregate amount of unpaid interest theretofore accrued on the Watson Term Loan and (c) without duplication, the aggregate amount of all costs, expenses, fees, indemnities and other amounts payable in respect of the Watson Loan Agreement, the Watson Note, the Watson Guaranties, the Watson Company Security Documents and the Watson Guarantor Security Documents.

"Watson Mortgage" has the meaning specified in the recitals.

"Watson Note" has the meaning specified in the recitals.

"Watson Security Agreement" has the meaning specified in the recitals.

"Watson Stock Pledge Agreement" has the meaning specified in the recitals.

"Watson Term Loan" means the term loan in the principal amount of $5,000,000 (as amended, supplemented, or otherwise modified from time to time) evidenced by the Watson Note.

(b) UCC Terms. Terms defined in Article 9 of the Uniform Commercial Code in effect in the State of New York (or in any other State, including, without limitation, the State of Indiana, to the extent that the Uniform Commercial Code in effect in such State is to be applied pursuant to the terms hereof) and not otherwise defined herein are used as therein defined.

SECTION 2. Priorities.    (a) (i) The parties hereto hereby agree to the following priorities of interest in the Company Collateral:

The liens and securities interests of the November 2005 Lenders (under the November 2005 Company Security Documents) on and in the Company Collateral, securing the Company’s Obligations to the November 2005 Lenders (up to an aggregate amount equal to the November 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the September 2005 Lenders under the September 2005 Company Security Documents, the June 2005 Lenders under the June 2005 Company Security Documents and the Watson Holders under the Watson Company Security Documents.

The liens and securities interests of the September 2005 Lenders (under the September 2005 Company Security Documents) on and in the Company Collateral, securing the Company’s Obligations to the September 2005 Lenders (up to an aggregate amount equal to the September 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the June 2005 Lenders under the June 2005 Company Security Documents and the Watson Holders under the Watson Company Security Documents.

The liens and security interests of the June 2005 Lenders (under the June 2005 Company Security Documents) on and in the Company Collateral, securing the Company’s Obligations to the June 2005 Lenders (up to an aggregate amount equal to the June 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the Watson Holders under the Watson Company Security Documents.

The liens and security interests of the Watson Holders (under the Watson Company Security Documents) on and in the Company Collateral securing the Company’s Obligations to the Watson Holders (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be junior and subordinate in right to the liens thereon and security interests therein of the November 2005 Lenders under the November 2005 Company Security Documents, the September 2005 Lenders under the September 2005 Company Security Documents and the June 2005 Lenders under the June 2005 Company Security Documents.

(ii)  The parties hereto hereby agree to the following priorities of interest in the Guarantor Collateral of each Guarantor:

The liens and security interests of the November 2005 Lenders (under the November 2005 Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor’s Obligations under its November 2005 Guaranty (in respect of the Company’s Obligations to the November 2005 Lenders up to an aggregate amount equal to the November 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the September 2005 Lenders under the September 2005 Guarantor Security Documents, the June 2005 Lenders under the June 2005 Guarantor Security Documents and the Watson Holders under the Watson Guarantor Security Documents.

The liens and security interests of the September 2005 Lenders (under the September 2005 Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor’s Obligations under its September 2005 Guaranty (in respect of the Company’s Obligations to the September 2005 Lenders up to an aggregate amount equal to the September 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the June 2005 Lenders under the June 2005 Guarantor Security Documents and the Watson Holders under the Watson Guarantor Security Documents.

The liens and security interests of the June 2005 Lenders (under the June 2005 Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor, securing such Guarantor’s Obligations under its June 2005 Guaranty (in respect of the Company’s Obligations to the June 2005 Lenders up to an aggregate amount equal to the June 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right to the liens thereon and security interests therein of the Watson Holders under the Watson Guarantor Security Documents.

The liens and security interests of the Watson Holders (under the Watson Guarantor Security Documents) on and in the Guarantor Collateral of such Guarantor securing such Guarantor’s Obligations under its Watson Guaranty (in respect of the Company’s Obligations to the Watson Holders up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be junior and subordinate in right to the liens thereon and security interests therein of the November 2005 Lenders under the November 2005 Guarantor Security Documents, the September 2005 Lenders under the September 2005 Guarantor Security Documents and the June 2005 Lenders under the June 2005 Guarantor Security Documents.

(b)  (i) The parties hereto hereby agree to the following priorities in right of payment of the Company’s Cash Obligations:

The Company’s Cash Obligations under the November 2005 Notes and the November 2005 Loan Agreement (up to an aggregate amount equal to the November 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company’s Cash Obligations under the September 2005 Loan Agreement, the September 2005 Notes, the June 2005 Loan Agreement, the June 2005 Notes, the Watson Loan Agreement and the Watson Note.

The Company’s Cash Obligations under the September 2005 Notes and the September 2005 Loan Agreement (up to an aggregate amount equal to the September 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company’s Cash Obligations under the June 2005 Loan Agreement, the June 2005 Notes, the Watson Loan Agreement and the Watson Note.

The Company’s Cash Obligations under the June 2005 Notes and the June 2005 Loan Agreement (up to an aggregate amount equal to the June 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to the Company’s Cash Obligations under the Watson Loan Agreement and the Watson Note.

The Company’s Cash Obligations under the Watson Loan Agreement (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all time be junior and subordinate in right of payment to the Company’s Cash Obligations under the November 2005 Notes, the November 2005 Loan Agreement, the September 2005 Notes, the September 2005 Loan Agreement, the June 2005 Notes and the 2005 Loan Agreement.

(ii) The parties hereto hereby agree to the following priorities in right of payment of each Guarantor’s Cash Obligations:

Such Guarantor’s Cash Obligations under its November 2005 Guaranty in respect of the Company’s Obligations to the November 2005 Lenders (up to an aggregate amount equal to the November 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor’s Cash Obligations under its September 2005 Guaranty, its June 2005 Guaranty and its Watson Guaranty.

Such Guarantor’s Cash Obligations under its September 2005 Guaranty in respect of the Company’s Obligations to the September 2005 Lenders (up to an aggregate amount equal to the September 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor’s Cash Obligations under its June 2005 Guaranty and its Watson Guaranty.

Such Guarantor’s Cash Obligations under its June 2005 Guaranty in respect of the Company’s Obligations to the June 2005 Lenders (up to an aggregate amount equal to the June 2005 Loan Maximum Amount in effect from time to time) shall at all times be senior and prior in right of payment to such Guarantor’s Cash Obligations under its Watson Guaranty.

Such Guarantor’s Cash Obligations under its Watson Guaranty in respect of the Company’s Obligations to the Watson Holders (up to an aggregate amount equal to the Watson Maximum Amount in effect from time to time) shall at all times be junior and subordinate in right of payment to such Guarantor’s Cash Obligations under its November 2005 Guaranty, its September 2005 Guaranty and its June 2005 Guaranty.

For the avoidance of doubt, nothing in this Section 2(b) shall apply at any time to any Obligations of the Company or any Guarantor to the extent that they are not then Cash Obligations.

(c) Except as otherwise provided in Sections 2(a) and 2(b) hereof, no Secured Creditor shall have any lien or security interest which is prior to the lien and security interest of any other Secured Creditor in any item of Collateral covered by the Company Security Documents or the Guarantor Security Documents.

(d) So long as any Person is a Secured Creditor, the priorities set forth in this Agreement are applicable irrespective of the order of creation, attachment or perfection of any lien or security interest arising under the Security Documents (whether or not such security interests have been perfected) or any priority that might otherwise be available to such Secured Creditor under applicable law and notwithstanding any representation or warranty of the Company or any of the Guarantors to the contrary in any Transaction Document.

(e) Each Secured Creditor agrees not to contest, or to bring (or voluntarily join in) any action or proceeding for the purpose of contesting, the creation, attachment, validity, enforceability, perfection or priority (as herein provided) of, or seeking to avoid, the lien and security interest which any Security Document (as amended or otherwise modified hereby) purports to create in favor of any other Secured Creditor on or in any item of Collateral. Nothing herein shall be deemed or construed to prevent any Secured Creditor from commencing an action or proceeding against any other Secured Creditor to assert any right or claim it may have arising under or in connection with this Agreement.

(f) Notwithstanding anything to the contrary in this Agreement, in the event of a Bankruptcy Proceeding of the Company, the September 2005 Lenders hereby agree as follows, in each case unless otherwise consented to in writing by the Required November 2005 Lenders:

(i) the September 2005 Lenders waive any and all rights to dispute actions taken by the Required November 2005 Lenders to seek adequate protection with respect to the collateral securing the November 2005 Notes;

(ii) the September 2005 Lenders agree not to seek any form of adequate protection other than: (A) replacement liens which shall be junior to any replacement liens granted to the November 2005 Lenders and to any liens securing debtor-in-possession (“DIP”) financing that has been approved by the Required November 2005 Lenders, and (B) periodic reports from the Company;

(iii) the September 2005 Lenders agree not to oppose the use of cash collateral as agreed to by the Required November 2005 Lenders and will not oppose the use of any September 2005 Lenders’ cash collateral; provided, however, that the September 2005 Lenders receive replacement liens. The September 2005 Lenders agree to a carve out from their collateral equal to any carve out agreed to by the Required November 2005 Lenders, for example, for fees of the U.S. Trustee and estate professionals;

(iv) the September 2005 Lenders agree not to oppose their liens being primed by any DIP loan that has been approved by the Required November 2005 Lenders; provided however, that the September 2005 Lenders receive replacement liens junior to the liens securing the DIP loan and the replacement liens received by the November 2005 Lenders. Notwithstanding the foregoing, the September 2005 Lenders reserve all rights to oppose other aspects of any DIP loan that could be asserted if they held unsecured debt;

(v) in the event of a sale or sales of an asset or assets by the Company that has been approved by the Required November 2005 Lenders in a bankruptcy case, the September 2005 Lenders agree to waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent. Notwithstanding the foregoing, the September 2005 Lenders retain their rights to object a sale of assets on grounds other than the assets being sold free and clear of the September 2005 Lenders’ liens;

(vi) the September 2005 Lenders waive any and all rights to credit bid at a bankruptcy sale of the Company’s assets, unless the Required November 2005 Lenders’ consent; and

(vii) the September 2005 Lenders agree not to vote in favor of any plan of reorganization proposed in a bankruptcy case unless the plan either pays the November 2005 Lenders in full in cash or is supported by the Required November 2005 Lenders.

(g) Notwithstanding anything to the contrary in this Agreement, in the event of a Bankruptcy Proceeding of the Company, the June 2005 Lenders hereby agree as follows, in each case unless otherwise consented to in writing by the Required September 2005 Lenders and consented to in writing by the Required November 2005 Lenders:

(i) the June 2005 Lenders waive any and all rights to dispute actions taken by the Required September 2005 Lenders to seek adequate protection with respect to the collateral securing the September 2005 Notes and waive any all rights to dispute actions taken by the Required November 2005 Lenders to seek adequate protection with respect to the collateral securing the November 2005 Notes;

(ii) the June 2005 Lenders agree not to seek any form of adequate protection other than: (A) replacement liens which shall be junior to any replacement liens granted to the September 2005 Lenders and junior to any replacement liens granted to the November 2005 Lenders and to any liens securing debtor-in-possession (“DIP”) financing that has been approved by the Required September 2005 Lenders and has been approved by the Required November 2005 Lenders, and (B) periodic reports from the Company;

(iii) the June 2005 Lenders agree not to oppose the use of cash collateral as agreed to by the Required November 2005 Lenders and as agreed to by the Required September 2005 Lenders and will not oppose the use of any June 2005 Lenders’ cash collateral; provided, however, that the June 2005 Lenders receive replacement liens. The June 2005 Lenders agree to a carve out from their collateral equal to any carve out agreed to by the Required November 2005 Lenders and agreed to by the Required September 2005 Lenders, for example, for fees of the U.S. Trustee and estate professionals;

(iv) the June 2005 Lenders agree not to oppose their liens being primed by any DIP loan that has been approved by the Required November 2005 Lenders and has been approved by the Required September 2005 Lenders; provided however, that the June 2005 Lenders receive replacement liens junior to the liens securing the DIP loan and the replacement liens received by the November 2005 Lenders and the September 2005 Lenders. Notwithstanding the foregoing, the June 2005 Lenders reserve all rights to oppose other aspects of any DIP loan that could be asserted if they held unsecured debt;

(v) in the event of a sale or sales of an asset or assets by the Company that has been approved by the Required November 2005 Lenders and been approved by the Required September 2005 Lenders in a bankruptcy case, the June 2005 Lenders agree to waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent. Notwithstanding the foregoing, the June 2005 Lenders retain their rights to object a sale of assets on grounds other than the assets being sold free and clear of the June 2005 Lenders’ liens;

(vi) the June 2005 Lenders waive any and all rights to credit bid at a bankruptcy sale of the Company’s assets, unless the Required November 2005 Lenders consent and the Required September 2005 Lenders consent; and

(vii) the June 2005 Lenders agree not to vote in favor of any plan of reorganization proposed in a bankruptcy case unless the plan either pays both the November 2005 Lenders and the September 2005 Lenders in full in cash or is supported by the Required November 2005 Lenders and the Required September 2005 Lenders.

(h)  Notwithstanding anything to the contrary in this Agreement, in the event of a Bankruptcy Proceeding of the Company, the Watson Holders hereby agree as follows, in each case unless otherwise consented to in writing by the Required Senior Secured Parties:

(i) the Watson Holders waive any and all rights to dispute actions taken by the Senior Secured Parties to seek adequate protection with respect to the collateral securing the June 2005 Notes, the September 2005 Notes and the November 2005 Notes;

(ii) the Watson Holders agree not to seek any form of adequate protection other than: (A) replacement liens which shall be junior to any replacement liens granted to the Senior Secured Parties and to any liens securing debtor-in-possession (“DIP”) financing that has been approved by the Required Senior Secured Parties, and (B) periodic reports from the Company;

(iii) the Watson Holders agree not to oppose the use of cash collateral as agreed to by the Required Senior Secured Parties and will not oppose the use of any Watson Holders’ cash collateral; provided, however, that the Watson Holders receive replacement liens. The Watson Holders agree to a carve out from their collateral equal to any carve out agreed to by the Required Senior Secured Parties, for example, for fees of the U.S. Trustee and estate professionals;

(iv) the Watson Holders agree not to oppose their liens being primed by any DIP loan that has been approved by the Required Senior Secured Parties; provided however, that the Watson Holders receive replacement liens junior to the liens securing the DIP loan and the replacement liens received by the Senior Secured Parties. Notwithstanding the foregoing, the Watson Holders reserve all rights to oppose other aspects of any DIP loan that could be asserted if they held unsecured debt;

(v) in the event of a sale or sales of an asset or assets by the Company that has been approved by the Required Senior Secured Parties in a bankruptcy case, the Watson Holders agree to waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent. Notwithstanding the foregoing, the Watson Holders retain their rights to object a sale of assets on grounds other than the assets being sold free and clear of the Watson Holders’ liens;

(vi) the Watson Holders waive any and all rights to credit bid at a bankruptcy sale of the Company’s assets, unless the Required Senior Secured Parties consent; and

(vii) the Watson Holders agree not to vote in favor of any plan of reorganization proposed in a bankruptcy case unless the plan either pays the Senior Secured Parties in full in cash or is supported by the Required Senior Secured Parties.

(i)  The June 2005 Lenders agree than in the event of a Bankruptcy Proceeding of the Company to (i) vote for any Plan of Reorganization supported by the Required June 2005 Lenders, (ii) vote for and not object to a sale or sales of an asset that has been approved by the Required June 2005 Lenders; (iii) vote for and not object to any DIP loan that has been approved by the Required June 2005 Lenders; (iv) support and not object to a carve out from their collateral equal to any carve out agreed to by the Required June 2005 Lenders; (v) waive any and all rights to dispute actions taken by the Required June 2005 Lenders to seek adequate protection with respect to the collateral securing the June 2005 Notes; and (vi) waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent, if such right has been waived by the Required June 2005 Lenders.

(j) The September 2005 Lenders agree than in the event of a Bankruptcy Proceeding of the Company to (i) vote for any Plan of Reorganization supported by the Required September 2005 Lenders, (ii) vote for and not object to a sale or sales of an asset that has been approved by the Required September 2005 Lenders; (iii) vote for and not object to any DIP loan that has been approved by the Required September 2005 Lenders; (iv) support and not object to a carve out from their collateral equal to any carve out agreed to by the Required September 2005 Lenders; (v) waive any and all rights to dispute actions taken by the Required September 2005 Lenders to seek adequate protection with respect to the collateral securing the September 2005 Notes; and (vi) waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent, if such right has been waived by the Required September 2005 Lenders.

(k) The November 2005 Lenders agree than in the event of a Bankruptcy Proceeding of the Company to (i) vote for any Plan of Reorganization supported by the Required November 2005 Lenders, (ii) vote for and not object to a sale or sales of an asset that has been approved by the Required November 2005 Lenders; (iii) vote for and not object to any DIP loan that has been approved by the Required November 2005 Lenders; (iv) support and not object to a carve out from their collateral equal to any carve out agreed to by the Required November 2005 Lenders; (v) waive any and all rights to dispute actions taken by the Required November 2005 Lenders to seek adequate protection with respect to the collateral securing the November 2005 Notes; and (vi) waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent, if such right has been waived by the Required November 2005 Lenders.

(l) The Watson Holders agree than in the event of a Bankruptcy Proceeding of the Company to (i) vote for any Plan of Reorganization supported by the Required Watson Holders, (ii) vote for and not object to a sale or sales of an asset that has been approved by the Required Watson Holders; (iii) vote for and not object to any DIP loan that has been approved by the Required Watson Holders; (iv) support and not object to a carve out from their collateral equal to any carve out agreed to by the Required Watson Holders; (v) waive any and all rights to dispute actions taken by the Required Watson Holders to seek adequate protection with respect to the collateral securing the Watson Notes; and (vi) waive any right to assert that it is impossible to sell assets free and clear of their liens without their consent, if such right has been waived by the Required Watson Holders.

SECTION 3.  Enforcement of Security.    (a)   Each Secured Creditor may, from time to time, to the extent provided in the Transaction Documents to which it is a party, (i) give notice that an "event of default" has occurred and is continuing under such Transaction Documents, (ii) accelerate the Company’s Obligations under such Transaction Documents and (iii) whether or not it has given such notice or has effected such acceleration (but except as otherwise provided in this Agreement), take or authorize the taking of such action with regard to the protection, exercise, enforcement and collection of its rights in and to that portion of the Collateral, in which it may have an interest, as it may determine to be necessary or appropriate; provided, however, that each Secured Creditor which is, as to any item of Collateral, a Junior Secured Party in relation to one or more Senior Secured Parties, agrees that it (A) will not take any action to enforce, collect on or exercise any or its rights or remedies in respect of its liens on and security interests in such item or take or receive from the Company or any Guarantor, respectively, directly or indirectly, in cash or other property or by setoff or in any other manner, whether pursuant to any judicial or nonjudicial enforcement, collection, execution, levy or foreclosure proceedings or otherwise, including by deed in lieu of foreclosure, the Collateral, or any part thereof or interest therein, in each case unless and until each such Senior Secured Party has given written notice to such Junior Secured Party that those Obligations to such Senior Secured Party which are secured by such item and which are stated in Section 2 hereof to be senior to the Obligations to such Junior Secured Party have been indefeasibly paid in full (and each such Senior Secured Party hereby agrees promptly to give such notification following such payment to such Senior Secured Party), (B) will not interfere with any exercise by or on behalf of each such Senior Secured Party in respect of any liens and security interests of such Senior Secured Party on or in such item or any other rights or remedies of such Senior Secured Party in furtherance of the rights and remedies of such Senior Secured Party to the extent set forth in Section 2 hereof, and (C) will hold and promptly pay or deliver to each such Senior Secured Party, in order of and in accordance with the priorities set forth in Section 2 above (subject, however, to Section 3(b) hereof), any such item received by such Junior Secured Party (including, without limitation, any proceeds from the sale or other disposition of such item), in each case unless and until each such Senior Secured Party has given written notice to such Junior Secured Party that its Obligations (to the extent set forth in clause (A) above) have been indefeasibly paid in full.

(b)  (i)  Except as otherwise provided in clause (ii) below, each Secured Creditor agrees to hold any item of Collateral, received by it, in or against which a security interest or lien may be perfected by possession, as possessory agent on behalf of all Secured Creditors that have a lien on or security interest in such item (including, if appropriate, on its own behalf), and, unless such Secured Creditor is a Senior Secured Party as to such item in relation to all other Secured Creditors, to give notice (indicating the nature and amount of such items) of such item and to turn over to the appropriate Secured Creditor thereto forthwith upon receipt thereof, provided that this clause (i) is intended solely to assure continuous perfection of the liens and security interests granted under the Security Documents and nothing in this clause (i) shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement; and (ii) in the event any Secured Creditor receives any proceeds from the sale or any other disposition of any Collateral in contravention of this Agreement) or in excess of the portion of such proceeds to which such Secured Creditor is entitled hereunder, such Secured Creditor shall give notice (indicating the nature and amount of such proceeds and such excess, as applicable) and turn such proceeds or such excess, as applicable, over to the appropriate Secured Creditor entitled thereto.

(c) Except as otherwise expressly provided in this Agreement, each right, power and remedy of any of the Secured Creditors provided for in this Agreement or any of the Transaction Documents, or any other document relating thereto, whether such right, power or remedy is now existing or hereafter available at law or in equity or by statute or otherwise, shall be cumulative and concurrent (except to the extent otherwise provided in any such document) and shall be in addition to every other such right, power or remedy. Except as otherwise provided in Section 3(a), the Transaction Documents, or any other document relating thereto, the exercise or the beginning of the exercise by any Secured Creditor of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise of all such rights, powers or remedies, and no course of dealing or failure or delay on the part of any party hereto in exercising any such right, power or remedy shall operate as a waiver thereof or otherwise prejudice its rights, powers or remedies.

(d) Each Secured Creditor which is, as to any item of Collateral, a Junior Secured Party in relation to one or more Senior Secured Parties agrees that this Agreement shall be enforceable against it in all circumstances, including, without limitation, in any Bankruptcy Proceeding.

SECTION 4.  Notices of Default; Collateral Disposition, etc.    (a) Each of the Secured Creditors agrees individually to give the others (as applicable): copies of any written notice of an event of default (under any Transaction Document) received from or sent to any Grantor, (i) within 10 business days of receipt of any such notice by such Secured Creditor from such Grantor (or, if earlier, prior to such Secured Creditor’s exercising any right or remedy or taking any other action, in respect of such event of default, against the Company, any Guarantor, any Company Collateral or any Guarantor Collateral), or, as applicable, (ii) simultaneously with any such notice sent by such Secured Creditor to any Grantor; and

(b) This Agreement is intended, in part, to constitute a request for notice and a written notice of a claim by each Secured Creditor to the other of any interest in the Collateral, in accordance with the provisions of Section 9-611 and 9-621 of the Uniform Commercial Code.

(c) Anything herein to the contrary notwithstanding, nothing in this Section 4 shall permit any Secured Creditor to exercise any right or remedy, or to take any other action, against or in respect of the Company, any Guarantor, any Company Collateral or any Guarantor Collateral in contravention of Sections 2 or 3 hereof or of any other provision of this Agreement.

SECTION 5.  Rights of Subrogation.    Any Junior Secured Party in respect of one or more Senior Secured Parties agrees that, whether or not any such Senior Secured Party shall have received any payment or distribution to any one or more Senior Secured Parties from the Company or any Guarantor or on account of their Obligations, such Junior Secured Party shall not be entitled to exercise any rights of subrogation or reimbursement (or similar right or remedy of a surety) until the date on which all Obligations to all such Senior Secured Parties (to the extent such Obligations are stated in Section 2 hereof to be senior to the Obligations to such Junior Secured Party) shall have been indefeasibly paid in full.

SECTION 6.  Further Assurances.    Any Junior Secured Party in respect of one or more Senior Secured Parties will, at the expense of the Company, at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action, that any Senior Secured Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable any Senior Secured Party to exercise and enforce its rights and remedies hereunder.

SECTION 7.  Waiver of Marshalling and Similar Rights.    Each of the parties hereto, to the fullest extent permitted by applicable law, waives any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that a creditor or any other Person may otherwise may have under applicable law.

SECTION 8.  Obligations Hereunder Not Affected.    Except as otherwise provided in this Agreement, all rights, interests, agreements and obligations of the Secured Creditors hereunder, in respect of each other or in respect of the other parties to this Agreement, and all agreements and obligations of the Junior Secured Parties in respect of the respective Senior Secured Parties under this Agreement shall remain in full force and effect irrespective of:

(a) Any lack of validity or enforceability of any Transaction Document or any other agreement or instrument relating thereto;

(b) Any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Obligations secured or guaranteed by the Security Documents, or any other extension, renewal, supplement, amendment or other modification, waiver, refinancing or restructuring of or any consent to departure from, or any act, omission or default under, this Agreement or any other Transaction Document (including, without limitation, any increase in such Obligations resulting from the extension of additional credit to, or the issuance of additional debt or equity instruments by, the Company or any of its Subsidiaries or otherwise, but excluding, in any event, any such increase in the Company’s Obligations to any one or more Secured Creditors to the extent that, after giving effect thereto and to any reductions associated or occurring substantially concurrently with such increase, the aggregate amount of the Company’s Obligations to such Secured Creditors would exceed the aggregate amount of such Obligations to such Secured Creditors stated to be subject to the priorities of Section 2 hereof);

(c) Any taking, exchange, surrender, release or non-perfection of any lien or security interest in the Collateral, or any other collateral, or any taking, release, supplement, amendment or other modification or waiver of or consent to departure from any Guaranty, or any other guaranty, for all or any of the Obligations, or any settlement or compromise of any of such Obligations;

(d) Any manner of application of the Collateral, or any other collateral, or proceeds thereof, to all or any of the Obligations of the Company secured or guaranteed by the Security Documents, or any manner of sale or other disposition of any Collateral or such other collateral or any other assets of the Company;

(e) Any exercise or failure to exercise any rights by or against any Secured Creditor;

(f) Any change, restructuring or termination of the corporate structure of the Company or any of its Subsidiaries (including, without limitation, Acura Pharmaceutical Technologies, Inc. and Axiom Pharmaceutical Corporation); or

(g) Any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, any Grantor, any Guarantor, any borrower, any Secured Creditor or any other secured creditor (irrespective of such creditor being subordinated whether in priority of its liens on or security interest in collateral, in right of payment or otherwise).

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by any Secured Creditor upon the initiation of any Bankruptcy Proceedings against any Grantor, or otherwise, all as though such payment had not been made.

SECTION 9.  Appointment of Collateral Agents. In case of the pendency of any Bankruptcy Proceeding or other judicial proceeding relative to any Grantor or Guarantor, the Agent shall be entitled and empowered, by intervention in such proceeding or otherwise, (a) to file and prove a claim for the whole amount of the Obligations and other amounts due under the Transaction Documents or this Agreement and to file such other papers or documents as may be necessary or advisable in order to have such claims and amounts due allowed in such Bankruptcy Proceeding or judicial proceeding, and (b) to collect and receive any moneys or other property payable or deliverable on any such claims or other amounts due and to distribute the same in accordance with the provisions hereof. Nothing in this paragraph shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any 2005 Lender any plan or reorganization, arrangement, adjustment or composition affecting the Obligations or other amounts due under the Transaction Documents or this Agreement, or to authorize the Agent to vote in respect of the Obligations or other amounts due in any such Bankruptcy Proceeding or judicial proceeding.

SECTION 10.  Representations and Warranties.    Each of the Watson Holders, the June 2005 Lenders, the September 2005 Lenders and the November 2005 Lenders represents and warrants to the other Watson Holders, June 2005 Lenders, September 2005 Lenders and November 2005 Lenders party hereto as follows:

(a) (i)  This Agreement has been duly executed and delivered by its duly authorized officer and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof; and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate or partnership action, as the case may be, and do not and will not (A) violate any provision of any law, rule or regulation having applicability to it or of its (x) charter or articles of association or by-laws or (y) limited partnership agreement, as the case may be, (B) result in a breach of or constitute a default or an event of default (or any event which, with the giving of notice, the lapse of time, or both, would constitute an event of default) under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which it is a party, or (C) require the consent or approval of any governmental authority or arbitrator;

(b) Each of the Watson Holders represents and warrants that it has not heretofore transferred or assigned its lien on and security interest in any Collateral under the Watson Company Security Documents or the Watson Guarantor Security Documents;

(c) Each of the June 2005 Lenders represents and warrants that it has not heretofore transferred or assigned its lien on and security interest in any Collateral under the June 2005 Company Security Documents or the June 2005 Guarantor Security Documents; and

(d) Each of the September 2005 Lenders represents and warrants that it has not heretofore transferred or assigned its lien on and security interest in any Collateral under the September 2005 Company Security Documents or the September 2005 Guarantor Security Documents.

SECTION 11.  Assignments.    (a)  No party hereto shall assign its rights hereunder or any interest herein or any of its rights or interests pursuant to the respective Security Documents made by it or in its favor, or any of its obligations hereunder or thereunder, to any other Person (i) without the prior written consent of the Senior Secured Parties holding a majority of the amount of the Obligations to such Senior Secured Parties and (ii) in compliance with Section 11(b) below.

(b) In the event of any assignment of any Security Document by any party hereto or by any successor or assignee of any party hereto or by any other party which may now or hereafter have any rights, title or interest in such Security Document, respectively, the terms of such assignment shall provide that, and the assigned Security Document shall bear a legend to the effect that (i) all provisions of such agreement, including provisions relating to the assignment thereof, shall be subject to the terms of this Agreement and that in the event of any conflict between such agreement and this Agreement, this Agreement shall prevail and (ii) the assignee of such Security Document shall be bound by all duties and obligations of the assignor of such Security Document under this Agreement.

(c) Notwithstanding anything to the contrary in this Agreement, each party hereto acknowledges the assignment before the date hereof by Watson to the Watson Holders (and/or the Agent) of all of Watson’s rights and interests under the Watson Company Security Documents, the Watson Guarantor Security Documents, the Watson Guaranty, the Watson Loan Agreement, the Watson Term Loan and the Watson Note.

SECTION 12.  Continuing Agreement; Assignments of Obligations.    (a)  This Agreement shall remain in full force and effect until the date on which all Obligations shall have been indefeasibly paid in full and no Obligations are outstanding.

(b) This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, each party hereto and its successors, permitted transferees and assigns.

(c) Without limiting the generality of Section 12(b) above, except as otherwise provided in Section 11, nothing in this Agreement shall preclude any Secured Creditor from assigning or otherwise transferring all or any porting of its rights and obligations under any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Secured Creditor herein or otherwise, in each case as provided in the respective Transaction Documents.

SECTION 13.  Amendment; Modification; Waiver of Documents.    (a)  Except as otherwise expressly provided herein, no provision of this Agreement may be supplemented, amended, or otherwise modified or waived other than by a writing signed by the parties hereto holding (i) at least fifty percent (50%) of the outstanding principal amount under the November 2005 Notes; (ii) at least sixty percent (60%) of the outstanding principal amount under the September 2005 Notes, (iii) at least sixty percent (60%) of the outstanding principal amount under the June 2005 Notes, and (iv) at least sixty percent (60%) of the outstanding principal amount under the Watson Note. Without limiting the generality of the foregoing, the parties expressly acknowledge that no amendment, waiver or modification of Sections 2 or 3 of this Agreement shall require any consent of any Grantor. Furthermore, except as otherwise expressly provided herein, no rights of any Secured Creditor in any item of Collateral may be amended, supplemented, or otherwise modified (whether by virtue of supplement or amendment to or other modification of this Agreement, any Transaction Document or otherwise) without the prior written consent of such parties as would be sufficient to amend this Agreement pursuant to the first sentence of this Section 13. Anything herein to the contrary notwithstanding (but except as otherwise specified in the following sentence), each Secured Creditor may make supplements or amendments to, or modifications or waivers of the provisions of its Transaction Documents in accordance with the terms thereof without the prior written consent of or notice to any other Person, except for any changes in the definition of "Company Collateral" or "Guarantor Collateral" (or similar terms) set forth therein resulting in increase of the rights of such Secured Creditor in such item, which changes in such definitions shall require the prior written consent of such parties as would be sufficient to amend this Agreement pursuant to the first sentence of this Section 13.

(b) To the extent any provision of Section 13(a) or (b) hereof requires the consent of any Secured Creditor under one or more Security Documents to which such Secured Creditor is a party, the effectiveness of such consent shall be determined in accordance with such Security Documents.

(c) This Agreement supersedes in all respects the September 2005 Subordination Agreement.

SECTION 14.  Intercreditor Agreement for Benefit of Parties Hereto.    Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any person or entity other than the Secured Creditors any right, remedy or claim by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto, and their respective successors and assigns.

SECTION 15.  Notices.    All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if transmitted by facsimile or delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, return receipt requested, addressed as follows:

if to any Watson Holder, June 2005 Lender, September 2005 Lender or November 2005 Lender, to it as set forth opposite its signature on the signature pages hereto;

if to the Company, to 616 N. North Court, Palatine, Illinois 60067, fax no. (847) 705-5399, to the attention of Mr. Andrew D. Reddick, Chief Executive Officer;

if to the Grantors and Guarantors, as applicable to: (i) Acura Pharmaceutical Technologies, Inc., c/o the Company at the notice address or fax number above; or (ii) Axiom Pharmaceutical Corporation, c/o the Company at the notice address or fax number above;

if to any future Grantor or Guarantor, at such address given by such Grantor or Guarantor for notices to it; and

or to such other address with respect to any party hereto as such party may from time to time notify (as provided above) the other parties hereto.

Any such notice, demand or communication shall be deemed to have been given (i) on the date of delivery, if delivered personally, (ii) on the date of facsimile transmission, receipt confirmed, (iii) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (iv) five business days after the date of mailing, if mailed.

SECTION 16.  Individual Action.    No Secured Creditor may require any other Secured Creditor to take or refrain from taking any action hereunder or with respect to any of the Collateral, except as and to the extent expressly set forth in this Agreement. Except as otherwise specified herein, no Secured Creditor shall be responsible to the other Secured Creditors for any recitals, statements, representations or warranties contained in this Agreement, any of the Transaction Documents, or any other agreements or instruments executed and delivered by any Grantor pursuant to any of the Transaction Documents or in any certificate of other document referred to or provided for in, or received by either of them under, any of the Transaction Documents or for the authenticity, accuracy, completeness, value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Transaction Documents or any other document referred to or provided for therein or any lien under any Transaction Document, or the perfection of any such lien or for any failure by any Grantor to perform any of its Obligations under any of the Transaction Documents. Each Secured Creditor may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. No Secured Creditor, and none of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

SECTION 17.  Reliance.    In acting with respect to this Agreement, each of the Secured Creditors shall be entitled (a) to rely on any communication believed by it to be genuine and to have been made, sent or signed by the Person by whom it purports to have been made, sent or signed and (b) to rely on the advice or services or opinions and statements of any professional advisor whose advice or services to it seem necessary, expedient or desirable and are given or made in connection with this Agreement.

SECTION 18.  No Waiver; Remedies.    Except as otherwise specified herein, no failure on the part of any Secured Creditor to exercise and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 19.  Severability.    If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 20.  Governing Law.    This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

SECTION 21.  Jurisdiction.    (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Agreement or any other Transaction Document to which it is a party in any such New York State or United States Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 22.  Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 23.  Titles and Subtitles.    The titles of the articles, sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 24.  Counterparts.    This Agreement may be executed in any number of counterparts, including by facsimile copy, each of which shall be deemed an original, but all of which together shall constitute one instrument.

SECTION 25.  Entire Agreement.    This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

"GRANTORS" ACURA PHARMACEUTICALS, INC., a New York corporation

By:	/s/ Peter A. Clemens
By: Peter A. Clemens
Its: Sr. VP & CFO

AXIOM PHARMACEUTICAL CORPORATION, a Delaware corporation

By:	/s/ Peter A. Clemens
By: Peter A. Clemens
Its: Sr. VP & CFO

ACURA PHARMACEUTICAL TECHNOLOGIES, INC., an Indiana corporation

By:	/s/ Peter A. Clemens
By: Peter A. Clemens
Its: Sr. VP & CFO

GALEN PARTNERS III, L.P. By: Claudius, L.L.C., General Partner 610 Fifth Avenue, 5th Fl. New York, New York 10019 /s/ Srini Conjeevaram By: Srini Conjeevaram Its: General Partner	ESSEX WOODLANDS HEALTH VENTURES V, L.P. 190 South LaSalle Street, Suite 2800 Chicago, IL 60603 /s/ Immanuel Thangaraj By: Immanuel Thangaraj Its: Managing Director

GALEN PARTNERS INTERNATIONAL, III, L.P. By: Claudius, L.L.C., General Partner 610 Fifth Avenue, 5th Floor New York, New York 10020 /s/ Srini Conjeevaram By: Srini Conjeevaram Its: General Partner	CARE CAPITAL INVESTMENTS II, LP By: Care Capital II, LLC, as general partner 47 Hulfish St., Suite 310 Princeton, NJ 08542 By: /s/ David R. Ramsay Name: David R. Ramsay Title: Authorized Signatory

GALEN EMPLOYEE FUND III, L.P. By: Wesson Enterprises, Inc. 610 Fifth Avenue, 5th Floor New York, New York 10020 /s/ Bruce F. Wesson By: Bruce F. Wesson Its: General Partner
CARE CAPITAL OFFSHORE
INVESTMENTS II, LP
By: Care Capital, L.L.C., as general partner
47 Hulfish St., Suite 310
Princeton, NJ 08542

By:   /s/ David R. Ramsay
Name: David R. Ramsay
Title: Authorized Signatory

MICHAEL WEISBROT 1136 Rock Creek Road Gladwyne, Pennsylvania 19035 /s/ Michael Weisbrodt	SUSAN WEISBROT 1136 Rock Creek Road Gladwyne, Pennsylvania 19035 /s/ Susan Weisbrot

JOHN E. HEPPE, JR. 237 W. Montgomery Avenue Haverford, Pennsylvania 19041 /s/ John E. Heppe	DENNIS ADAMS 120 Kynlyn Road Radnor, Pennsylvania 19312 /s/ Dennis Adams

PETER STIEGLITZ RJ Palmer LLC 156 West 56th Street, 5th Floor New York, New York 10019 /s/ Peter Stieglitz	GEORGE E. BOUDREAU 222 Elbow Lane Haverford, PA 19041 /s/ George E. Bordeau